UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2007

Stereotaxis, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50884	94-3120386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4320 Forest Park Avenue, St. Louis, Missouri		63108
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 615-6940

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2007, Stereotaxis, Inc. (the "Company") entered into an Alliance Expansion Agreement with Biosense Webster, Inc. ("Biosense"). The Alliance Expansion Agreement amends the Development Alliance and Supply Agreement dated as of May 7, 2002, as amended pursuant to the Amendment to Development and Supply Agreement dated as of November 3, 2003, to expand the strategic alliance to integrate technology platforms, specifically the Stereotaxis Niobe System and the Biosense Webster CARTO mapping and localization system. The Alliance Expansion Agreement extends the current worldwide agreement for the development and distribution of magnetically enabled irrigated tip catheters by two years, through December 31, 2011. Additionally, beyond electrophysiology, the two companies have agreed to explore opportunities for expanding their integrated technology for the delivery of cells and other biological agents for the treatment of heart failure.

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2007, the Company issued a press release setting forth its financial results for the first quarter of fiscal 2007. A copy of the press release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On May 9, 2007, the Company and Biosense issued a joint press release announcing the entry into the Alliance Expansion Agreement described in Item 1.01 above. A copy of this press release is attached hereto as Exhibit 99.2.

The information furnished in this Item 7.01 (including the press release attached as Exhibit 99.2) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including the press release attached as Exhibit 99.2) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated May 9, 2007 (announcing earnings).
99.2 Press release dated May 9, 2007 (announcing Alliance Expansion Agreement)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stereotaxis, Inc.

May 9, 2007	By:	James M. Stolze

Name: James M. Stolze
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 9, 2007 (announcing earnings)
99.2	Press Release dated May 9, 2007 (announcing Alliance Extension Agreement)